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[ERNST & YOUNG LETTERHEAD]                                          Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 11, 2000 with respect to the financial statements of BankNet, Kft, included in Amendment No. 1 to the Registration Statement on Form SB-2 and related prospectus of Dynamic I-T, Inc. for the registration of 11,254,240 shares of its common stock.


/s/  Ernst & Young
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Budapest, Hungary
February 15, 2001